Exhibit 99.1

urban-gro, Inc. Enters into Non-Binding
Letter of Intent for Sale of 2WR Subsidiary

LAFAYETTE, Colo., August 14, 2025 - urban-gro, Inc. (NASDAQ:UGRO) (“urban-gro” or the “Company”), an integrated professional services and Design-Build firm offering solutions to multiple sectors, today announced that the Company has entered into a non-binding letter of intent with CM Capital Management (“CM”) for the proposed sale of all assets of its architectural design subsidiary, 2WR of Georgia, Inc. (“2WR”).

Under the letter of intent, the Company received a refundable deposit of $500,000. Additional cash is expected to be paid at closing and upon achievement of certain pre-defined earn-out milestones. The transaction remains subject to the negotiation and execution of definitive agreements, completion of customary closing conditions, and final due diligence by both parties.

“2WR of Georgia focuses on the design of civil, municipal, post-secondary, and healthcare projects predominantly in the State of Georgia.   As we streamline the Company to again focus on the Controlled Environment Agriculture sector, the proposed sale of this entity reflects our continued focus on streamlining operations and aligning resources with our strategic growth priorities,” said Bradley Nattrass, Chairman and CEO of urban-gro. “We are confident that CM Capital Management is well-positioned to build on 2WR’s legacy, and we look forward to finalizing terms that benefit all stakeholders.”

There can be no assurances that  a binding agreement will be reached, and if consummated, the final terms may differ from those outlined in this release. The Company will disclose the final transaction terms and binding transaction documents in a future announcement and applicable filings with the Securities Exchange Commission.

About urban-gro, Inc.

urban-gro, Inc.® (Nasdaq: UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture (“CEA”), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver Your Vision - Built. Learn more by visiting www.urban-gro.com.

Safe Harbor Statement

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release, terms such as “believes,” “will,” “expects,” “anticipates,” “may,” “projects” and similar expressions and variations as they relate to the Company, or its management are intended to identify forward-looking statements. The forward-looking statements in this press release include, without limitation, statements regarding the potential transaction with CM and the terms and timing thereof. These and other forward-looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including, among others, our ability to negotiate and execute definitive transaction documents on the terms described herein or at all, our ability to successfully manage and integrate acquisitions, our ability to accurately forecast revenues and costs, competition for projects in our markets, factors that could cause delays or the cancellation of projects in our backlog or our ability to secure future projects, our ability to maintain favorable relationships with suppliers, risks associated with reliance on key customers and suppliers, our ability to attract and retain key personnel, results of litigation and other claims and insurance coverage issues, our ability to maintain effective internal controls, our ability to execute on our strategic plans, our ability to achieve and maintain cost savings, our ability to remain listed on the Nasdaq Capital Market, and our ability to make required filings with the Securities and Exchange Commission. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Investor Contacts:

Jeff Sonnek - ICR, Inc.
(720) 730-8160
investors@urban-gro.com

Media Contact:

Barbara Graham - urban-gro, Inc.
(720) 903-1139
media@urban-gro.com